SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: June 8, 2000

                               GS TELECOM LIMITED
             (Exact name of registrant as specified in its charter)


COLORADO                     0-13313                    36-3296861
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)



              Enterprise House, Ocean Village, Southampton, England
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code 011-44-870 710 6390

Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  None.


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

Item 4.  CHANGES IN ACCOUNTANTS

                  None.

Item 5.  OTHER EVENTS

         On June 2, 2000 Registrant signed an agreement to acquire Snowstorm Development Limited, a small software development company associated with Reading University (and based at Reading University). Snowstorm Development Limited has a number of communication products (generically called Vmail) allowing added value Internet communications.

         Also on June 2, 2000 Registrant signed and agency agreement with Argonet Payments System Limited. This complements the ATTM debit card by allowing secure credit card payments. The combination allows Registrant to provide a turnkey payment solution to Internet vendors. There was no consideration paid. It was a straight agency (commission) agreement.

Item 6. BOARD OF DIRECTORS

         None.

Item 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL & EXHIBITS

                  Exhibit 1 - Share Purchase Agreement among Adrian Clarke, Wendy Elizabeth Lugner, Kenneth Fraser Shimmin, Peter Butler, and GS Telecom Limited

                  Exhibit 2 - Agency Agreement between GS Telecom Limited and Argonet Payment Systems Limited

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2000                     GS TELECOM LIMITED

                                           /s/ C.P. Gervaise-Brazier
                                       By: ------------------------------------
                                       C.P. Gervaise-Brazier
                                       President